                                                                      Exhibit 24



                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Beverly Chell, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the. Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the 1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc. Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.


/s/ Beverly Chell
------------------------------
Beverly Chell
Director of the Company

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Perry Golkin, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the. Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the 1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc. Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.

/s/ Perry Golkin
------------------------------
Perry Golkin
Director of the Company

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Henry R. Kravis, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive
Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the.
Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the
1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc.
Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.


/s/ Henry R. Kravis
------------------------
Henry R. Kravis
Director of the Company

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Thomas Rogers, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the. Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the 1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc. Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.


/s/ Thomas Rogers
-------------------------------
Thomas Rogers
Director of the Company

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Michael Tokarz, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the. Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the 1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc. Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.



/s/ Michael Tokarz
--------------------------
Michael Tokarz
Director of the Company

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that Lawrence R. Rutkowski, the undersigned, in the capacity or capacities indicated next to his name and acting in connection with the filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 with respect to the issuance by PRIMEDIA Inc. (formerly K-III Communications Corporation) (the "Company") of shares, and options to purchase of shares, of the Common Stock, par value $.01 per share, of the Company pursuant to the PRIMEDIA Inc. 2001 Stock Incentive Plan, the About.com, Inc. Amended and Restated 1999 Non-Officer Stock Option/Stock Issuance Plan, the ExpertCentral.com, Inc. 1999 Stock Incentive Plan, the Glowbug.com, Inc. 2000 Stock Option/Stock Issuance Plan, the. Sombasa Media, Inc. Incentive Stock Option Agreement, 1999 Stock Plan, the 1999 Stock Option Plan of Wiseads Interactive, Inc., the About.com, Inc. Second Amended and Restated 1998 Stock Option/Stock Issuance Plan, and the North Sky, Inc. (formerly Direct Connect, Inc.) 1997 Stock Option Plan, hereby constitutes and appoints Perry Golkin, Charles G. McCurdy, Michael T. Tokarz and Beverly C. Chell, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, in any and all capacities, to sign, attest and file the proposed Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.


/s/ Lawrence R. Rutkowski
------------------------------
Lawrence R. Rutkowski
Executive Vice President and Chief Financial Officer